Getaround Announces NYSE’s Suspension of Trading and Start of Delisting Process

Getaround’s common stock is expected to continue to trade on the OTC Markets

Getaround will continue as a public company and intends to appeal NYSE’s decision

Delisting does not affect Getaround’s business operations or focus

SAN FRANCISCO – July 10, 2024 – Getaround (NYSE: GETR) (“Getaround” or “The Company”) today announced it received notice the New York Stock Exchange (“NYSE”) suspended trading of its common stock on the NYSE effective immediately and started the process to delist its common stock from the NYSE. The start of the delisting process follows the NYSE’s determination under Rule 802.01B of the NYSE Listed Company Manual that the Company did not meet the continued listing standard that requires listed companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days.

The Company intends to appeal this determination and expects trading of its common stock will resume on the OTC Markets Group platform under its ticker symbol “GETR” on July 10, 2024. If the appeal is successful, NYSE will resume trading Getaround’s common stock. The Company further intends to apply for trading on the OTCQX Best Market as soon as reasonably practicable. Quotes and additional information can be found at otcmarkets.com.

The delisting process does not affect Getaround’s business operations or focus. The Company will remain listed on the NYSE throughout the appeal proceedings and will remain a reporting entity under the Securities Exchange Act of 1934, ensuring continued disclosure of financial and operational information.

About Getaround

Offering a digital experience, Getaround makes sharing cars and trucks simple through its proprietary cloud and in-car Getaround Connect® technology. The company empowers consumers to shift away from car ownership through instant and convenient access to desirable, affordable, and safe cars from entrepreneurial hosts. Getaround’s on-demand technology enables a contactless experience - no waiting in line at a car rental facility, manually completing paperwork or meeting anyone to collect or drop off car keys. Getaround’s mission is to utilize its peer-to-peer marketplace to help solve some of the most pressing challenges facing the world today, including environmental sustainability and access to economic opportunity. Launched in 2011, Getaround is available today in more than 1,000 cities across 8 countries including the United States and Europe. For more information, please visit getaround.com.

Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, such as the Company’s intention to appeal the NYSE’s determination to suspend trading and delist its common stock. In some cases, you can identify forward-looking statements by terminology such as "expects", “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including: the effect of delisting from the NYSE, including on our relationships with third parties and employees; whether an over-the-counter trading market for our common stock will develop or persist; our ability to meet any requirements of any stock exchange for listing our securities in the future; and the other factors under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 29, 2024, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this press release are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investors:

investors@getaround.com

Media:

press@getaround.com

Source: Getaround